UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2013

ARKANOVA ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51612	68-0542002
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 Camp Craft Road, Suite 525 Austin, TX  78746
(Address of principal executive offices and Zip Code)

(512) 222-0975
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on November 20, 2013 (the "Form 8-K"), is being filed solely to update the list of optionees in the table below by removing the options granted to Marc Vinson as both options had already been exercised previously.  Other than as expressly set forth in this Explanatory Note, this Amendment No. 1 does not amend or modify any other items in the Form 8-K or any of the exhibits included as part of the Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

The information required by this item is included under Item 5.02 of this Current Report on Form 8-K and is incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2013, we re-priced 3,200,000 stock options granted to directors, officers, employees and consultants to $0.10 and extended the expiry dates of the stock options as noted below:

Name	Position	Date of Grant	No. of Options	Original Exercise Price	Original Expiry Date	New Expiry Date
Reginald Denny	Director & Officer	November 19, 2008	100,000	$0.12	November 19, 2013	September 30, 2018
Reginald Denny	Director & Officer	October 14, 2009	350,000	$0.20	October 14, 2014	December 31, 2018
Burdette Taylor	Employee	October 14, 2009	100,000	$0.20	October 14, 2014	December 31, 2018
Pierre Mulacek	Director & Officer	October 14, 2009	600,000	$0.20	October 14, 2014	December 31, 2018
Erich Hofer	Director & Officer	October 14, 2009	300,000	$0.20	October 14, 2014	December 31, 2018
Tommy Overstreet	Employee	August 1, 2010	100,000	$0.24	August 1, 2015	December 31, 2018
Pierre Mulacek	Director & Officer	October 8, 2010	650,000	$0.25	October 8, 2015	December 31, 2018
Reginald Denny	Director & Officer	October 8, 2010	550,000	$0.25	October 8, 2015	December 31, 2018
Erich Hofer	Director & Officer	October 8, 2010	300,000	$0.25	October 8, 2015	December 31, 2018
Burdette Taylor	Employee	October 8, 2010	150,000	$0.25	October 8, 2015	December 31, 2018

The option agreements previously signed will remain in full force and effect and will be amended solely to amend the exercise price and the expiry date.

Pierre Mulacek, Reginald Denny and Erich Hofer each abstained from approving the amendments with respect to their own respective options.

Item 9.01.	Financial Statements and Exhibits
10.1	form of amendment to the stock option agreement (attached as an exhibit to our current report on Form 8-K filed with the SEC on November 20, 2013 and incorporated by reference)
99.1	2008 Amended and Restated Stock Option Plan (attached as an exhibit to our current report on Form 8-K filed with the SEC on November 20, 2013 and incorporated by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANOVA ENERGY CORPORATION

/s/ Reginald Denny
Reginald Denny
CFO and Director

Date:           November 29, 2013